                                                                    EXHIBIT 99.1


                              LETTER OF TRANSMITTAL

                            OFFER FOR ALL OUTSTANDING
       $190,000,000 10 1/4% SENIOR SUBORDINATED NOTES DUE OCTOBER 1, 2013
                          ISSUED ON SEPTEMBER 29, 2003

                                 IN EXCHANGE FOR

                                   REGISTERED
       $190,000,000 10 1/4% SENIOR SUBORDINATED NOTES DUE OCTOBER 1, 2013
                                       OF

                          SEMINIS VEGETABLE SEEDS, INC.

                     PURSUANT TO THE PROSPECTUS DATED , 2003

      THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _______, 2004 (THE "EXPIRATION DATE") UNLESS THE EXCHANGE OFFER IS EXTENDED, IN WHICH CASE THE TERM "EXPIRATION DATE" SHALL MEAN THE LATEST TIME AND DATE TO WHICH THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                               The Exchange Agent:

                     WELLS FARGO BANK, NATIONAL ASSOCIATION

By Mail, Hand Delivery or Overnight Courier:      By Facsimile Transmission:

         Wells Fargo Bank, National                    (213) 614-3355
                 Association                     Attention: Corporate Trust
                MAC E2818-176                          Administration
                 17th Floor
             707 Wilshire Blvd.                     Confirm by Telephone
            Los Angeles, CA 90017                      (213) 614-3349


                      FOR INFORMATION CALL: (213) 614-3349

      DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

      The undersigned acknowledges receipt of the Prospectus dated __ , 2004 (the "Prospectus") of Seminis Vegetable Seeds, Inc. (the "Company"), Seminis, Inc. (the "Parent"), Petoseed International, Inc. ("Petoseed"), PGI Alfalfa, Inc. ("PGI") and Baxter Seed Co., Inc. ("Baxter", together with the Parent, Petoseed and PGI, the "Guarantors") and this Letter of Transmittal (this "Letter of Transmittal"), which, together with the Prospectus, constitutes the Company's and the Guarantors' (the Company and the Guarantors together are referred to herein as "we", "us", "their" and "our") offer (the "Exchange Offer") to exchange up to $190,000,000 aggregate principal amount of our 10 1/4% Senior Subordinated Notes due 2013 and the related guarantees (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for up to $190,000,000 aggregate principal amount of our outstanding 10 1/4% Senior Subordinated Notes due 2013 issued on September 29, 2003 and the related guarantees (the "Outstanding Notes"). Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

      The undersigned hereby tenders the Outstanding Notes described in the box entitled "Description of Outstanding Notes" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Outstanding Notes and the undersigned represents that it has received from each beneficial owner of Outstanding Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

      This Letter of Transmittal is to be used only by a holder of Outstanding Notes (i) if certificates representing Outstanding Notes are to be forwarded herewith or (ii) if delivery of Outstanding Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company (the "Depositary"), pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer - Procedures for Tendering Your Original Notes." If delivery of the Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depositary, tenders of the Outstanding Notes must be effected in accordance with the procedures mandated by the Depositary's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Exchange Offer - Book-Entry Transfer."

      The undersigned hereby represents and warrants that the information set forth in the box below entitled "Beneficial Owner(s)" is true and correct.

      Any Beneficial Owner whose Outstanding Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Outstanding Notes promptly and instruct such registered holder of Outstanding Notes to tender on behalf of the Beneficial Owner. If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Outstanding Notes, either make appropriate arrangements to register ownership of the Outstanding Notes in such Beneficial Owner's name or obtain a properly completed bond power from the registered holder of Outstanding Notes. The transfer of record ownership may take considerable time.

      In order to properly complete this Letter of Transmittal, a holder of Outstanding Notes must (i) complete the box entitled "Description of Outstanding Notes," (ii) if appropriate, check and complete the boxes relating to Book-entry Transfer, Guaranteed Delivery, Special Issuance Instructions, Special Delivery Instructions and Beneficial Owner(s), (iii) sign this Letter of Transmittal by completing the box entitled "Sign Here" and (iv) unless an exemption applies, complete the Substitute Form W-9. Each holder of Outstanding Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

      Holders of Outstanding Notes who desire to tender their Outstanding Notes for exchange and (i) whose Outstanding Notes are not immediately available, (ii) who cannot deliver their Outstanding Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender the Outstanding Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer - Guaranteed Delivery Procedures." See Instruction 2 of the Instructions beginning on page 11 hereof.

      Holders of Outstanding Notes who wish to tender their Outstanding Notes for exchange must, at a minimum, complete columns (1), (2), if applicable (see footnote 1 to the box below), and (3) in the box below entitled "Description of Outstanding Notes" and sign the box on page 10 under the words Sign Here." If only those columns are completed, such holder of Outstanding Notes will have tendered for exchange all Outstanding Notes listed in column (3) below. If the holder of Outstanding Notes wishes to tender for exchange less than all of such Outstanding Notes, column
(4) must be completed in full. In such case, such holder of Outstanding Notes should refer to instruction 5 on page 12.

                        DESCRIPTION OF OUTSTANDING NOTES

                    (1)                              (2)                (3)                 (4)
--------------------------------------------------------------------------------------------------------
                                                                                     PRINCIPAL AMOUNT
   NAME(S) AND ADDRESS(ES) OF REGISTERED                                                TENDERED FOR
 HOLDER(S) OF OUTSTANDING NOTE(S), EXACTLY       OUTSTANDING                          EXCHANGE (ONLY IF
AS NAME(S) APPEAR(S) ON CERTIFICATE(S) FOR           NOTE                             DIFFERENT AMOUNT
  OUTSTANDING NOTE OR AS THE NAME OF THE           NUMBER(S)                           FROM COLUMN (3))
   PARTICIPANT APPEARS ON THE BOOK-ENTRY           (ATTACH           AGGREGATE          (MUST BE IN
   TRANSFER FACILITY'S SECURITY POSITION          SIGNED LIST        PRINCIPAL        INTEGRAL MULTIPLES
    LISTING (PLEASE FILL IN, IF BLANK)          IF NECESSARY)1         AMOUNT            OF $1,000)2
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

----------
(1) Column (2) need not be completed by holders of Outstanding Notes tendering Outstanding Notes for exchange by book-entry transfer. Please check the appropriate box on the next page and provide the requested information.
(2) Column (4) need not be completed by holders of Outstanding Notes who wish to tender for exchange the principal amount of Outstanding Notes listed in column
(3). Completion of column (4) will indicate that the holder of Outstanding Notes wishes to tender for exchange only the principal amount of Outstanding Notes indicated in column (4).

[ ]   CHECK HERE IF OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITARY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

      Name of Tendering Institution: _______________________________________

      Account Number: ______________________________________________________

      Transaction Code Number: _____________________________________________

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

      Name of Registered Holder of Outstanding Note(s): ____________________

      Date of Execution of Notice of Guaranteed Delivery: __________________

      Window Ticket Number (if available): _________________________________

      Name of Institution which Guaranteed Delivery: _______________________

      Account Number (if delivered by book-entry transfer): ________________

                   ATTENTION BROKER-DEALERS: IMPORTANT NOTICE
                 CONCERNING YOUR ABILITY TO RESELL THE NEW NOTES

THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") CONSIDERS BROKER-DEALERS THAT ACQUIRED OUTSTANDING NOTES DIRECTLY FROM THE COMPANY, BUT NOT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, TO BE MAKING A DISTRIBUTION OF THE NEW NOTES IF THEY PARTICIPATE IN THE EXCHANGE OFFER. CONSEQUENTLY, THESE BROKER-DEALERS CANNOT USE THE PROSPECTUS FOR THE EXCHANGE OFFER IN CONNECTION WITH RESALES OF THE NEW NOTES AND, ABSENT AN EXEMPTION, MUST COMPLY WITH THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH RESALES OF THE NEW NOTES. SUCH BROKER-DEALERS CANNOT RELY ON THE POSITION OF THE SEC'S STAFF SET FORTH IN THE EXXON CAPITAL HOLDINGS CORPORATION NO-ACTION LETTER (AVAILABLE MAY 13, 1988) OR SIMILAR NO-ACTION LETTERS.

A BROKER-DEALER THAT HAS BOUGHT OUTSTANDING NOTES FOR MARKET-MAKING OR OTHER TRADING ACTIVITIES MUST DELIVER A PROSPECTUS IN ORDER TO RESELL ANY NEW NOTES IT RECEIVES FOR ITS OWN ACCOUNT IN THE EXCHANGE OFFER. THE SEC HAS TAKEN THE POSITION THAT BROKER-DEALERS MAY FULFILL THEIR PROSPECTUS DELIVERY REQUIREMENTS WITH RESPECT TO THE NEW NOTES BY DELIVERING THE PROSPECTUS FOR THE EXCHANGE OFFER. SUCH PROSPECTUS MAY BE USED BY A BROKER-DEALER TO RESELL ANY OF ITS NEW NOTES. WE WILL SEND A PROSPECTUS TO ANY BROKER-DEALER THAT REQUESTS COPIES IN THIS QUESTIONNAIRE FOR A PERIOD OF UP TO 90 DAYS AFTER THE DATE OF EXPIRATION OF THE EXCHANGE OFFER.

IF THE COMPANY OR THE EXCHANGE AGENT DOES NOT RECEIVE ANY LETTERS OF TRANSMITTAL FROM BROKER-DEALERS REQUESTING ADDITIONAL COPIES OF THE PROSPECTUS FOR USE IN CONNECTION WITH RESALES OF THE NEW NOTES, THE COMPANY INTENDS TO TERMINATE THE EFFECTIVENESS OF THE REGISTRATION STATEMENT AS SOON AS PRACTICABLE AFTER THE CONSUMMATION OR TERMINATION OF THE EXCHANGE OFFER. IF THE EFFECTIVENESS OF THE REGISTRATION STATEMENT IS TERMINATED, YOU WILL NOT BE ABLE TO USE THE PROSPECTUS IN CONNECTION WITH RESALES OF NEW NOTES AFTER SUCH TIME. SEE SECTION ENTITLED "THE EXCHANGE OFFER - PURPOSE AND EFFECT OF EXCHANGE OFFER; REGISTRATION RIGHTS" CONTAINED IN THE PROSPECTUS FOR MORE INFORMATION.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF NEW NOTES:

Name: ______________________________________________________________________

Address: ___________________________________________________________________

Telephone No.: _____________________________________________________________

Number of Additional Copies Desired: _______________________________________
If you requested additional copies of the prospectus, YOU MUST MAIL OR SEND A PHOTOCOPY OF THIS PAGE to:

By Mail, Hand Delivery or Overnight Courier:      By Facsimile Transmission:

         Wells Fargo Bank, National                    (213) 614-3355
                 Association                      Attention: Corporate Trust
                MAC E2818-176                           Administration
                 17th Floor
             707 Wilshire Blvd.                      Confirm by Telephone
            Los Angeles, CA 90017                       (213) 614-3349

                          SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

      To be completed ONLY (i) if the New Notes issued in exchange for Outstanding Notes (or if certificates for Outstanding Notes not tendered for exchange for New Notes) are to be issued in the name of someone other than the undersigned or (ii) if Outstanding Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Depositary.

Issue to: ____________________________________________________________________

Name: ________________________________________________________________________
                                 (PLEASE PRINT)

Address: _____________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________
                               (INCLUDE ZIP CODE)

______________________________________________________________________________
                   (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

      Credit Outstanding Notes not exchanged and delivered by book-entry transfer to the Depositary account set forth below:

______________________________________________________________________________
                                (ACCOUNT NUMBER)

                          SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

      To be completed ONLY if the New Notes issued in exchange for Outstanding Notes (or if certificates for Outstanding Notes not tendered for exchange for New Notes) are to be mailed or delivered (i) to someone other than the undersigned, or (ii) to the undersigned at an address other than the address shown below the undersigned's signature.

Mail or deliver to: __________________________________________________________

Name: ________________________________________________________________________
                                 (PLEASE PRINT)

Address: _____________________________________________________________________
                               (INCLUDE ZIP CODE)

______________________________________________________________________________

______________________________________________________________________________
                   (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

                              BENEFICIAL OWNER(S)

STATE OF PRINCIPAL RESIDENCE OF EACH    PRINCIPAL AMOUNT OF OUTSTANDING NOTES
BENEFICIAL OWNER OF OUTSTANDING NOTES   HELD FOR ACCOUNT OF BENEFICIAL OWNER(S).






      If delivery of Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depositary, then tenders of Outstanding Notes must be effected in accordance with the procedures mandated by the Depositary's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Exchange Offer Book-Entry Transfer."

                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

      Pursuant to the offer by Seminis Vegetable Seeds, Inc. (the "Company") Seminis, Inc. (the "Parent"), Petoseed International, Inc. ("Petoseed"), PGI Alfalfa, Inc. ("PGI") and Baxter Seed Co., Inc. ("Baxter", together with the Parent, Petoseed and PGI, the "Guarantors") upon the terms and subject to the conditions set forth in the Prospectus dated ___________, 2004 (the "Prospectus") and this Letter of Transmittal (this "Letter of Transmittal"), which, together with the Prospectus, constitutes the Company's and the Guarantors' (the Company and the Guarantors together are referred to herein as "we", "us", "their" and "our") offer (the "Exchange Offer") to exchange up to $190,000,000 aggregate principal amount of its 10 1/4% Senior Subordinated Notes due 2013 and the related guarantees (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for up to $190,000,000 aggregate principal amount of its outstanding 10 1/4% Senior Subordinated Notes due 2013 issued on September 29, 2003 (the "Outstanding Notes"), the undersigned hereby tenders to the Company for exchange the Outstanding Notes indicated above.

      By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Outstanding Notes tendered for exchange herewith, the undersigned (i) acknowledges and agrees that the Company and the Guarantors shall have fully performed all of their obligations under that certain Registration Rights Agreement, dated as of September 29, 2003 among the Company, the Guarantors and the Initial Purchasers (as defined in the Prospectus), (ii) will have irrevocably sold, assigned and transferred to the Company all right, title and interest in, to and under all of the Outstanding Notes tendered for exchange hereby and (iii) hereby appoints Wells Fargo Bank, National Association (the "Exchange Agent") as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company and the Guarantors) of such holder of Outstanding Notes with respect to such Outstanding Notes, with full power of substitution, to (x) deliver certificates representing such Outstanding Notes, or transfer ownership of such Outstanding Notes on the account books maintained by The Depository Trust Company (the "Depositary") (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (y) present and deliver such Outstanding Notes for transfer on the books of the Company, and (z) receive all benefits and otherwise exercise all rights and incidents of ownership with respect to such Outstanding Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

      The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Notes, and (ii) when such Outstanding Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Outstanding Notes tendered for exchange hereby.

      The undersigned hereby further represents to the Company that (i) the New Notes to be acquired pursuant to the Exchange Offer will be acquired in the ordinary course of business of the person acquiring the New Notes, whether or not such person is the undersigned, (ii) neither the undersigned nor any person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer (if not a broker-dealer referred to in the last sentence of this paragraph) is engaging or intends to engage in the distribution of the New Notes and none of them have any arrangement or understanding with any person to participate in the distribution of the New Notes, (iii) the undersigned and each person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the New Notes (x) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes acquired by such person and (y) cannot rely on the position of the staff of the Securities and Exchange Commission (the "Commission") set forth in Morgan Stanley and Co., Inc. no-action letter (available June 5, 1991) or the Exxon Capital Holdings Corporation no-action letter (available May 13, 1988) or similar letters, (iv) the undersigned and each person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer understand that a secondary resale transaction described in clause (iii) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K of the Commission and (v) neither the undersigned nor any person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer is an "affiliate" of the Company or any Guarantor, as defined under Rule 405 under the Securities Act. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market making or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes received in respect of such Outstanding Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

      The undersigned acknowledges that, (i) for purposes of the Exchange Offer, the Company and the Guarantors will be deemed to have accepted for exchange, and to have exchanged, validly tendered Outstanding Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Outstanding Notes for exchange may be withdrawn at any time prior to the Expiration Date, and (ii) any Outstanding Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions."

      The undersigned acknowledges that the Company's acceptance of Outstanding Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement among the undersigned, the Company and the Guarantors upon the terms and subject to the conditions of the Exchange Offer.

      Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Outstanding Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Outstanding Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that either "Special Issuance Instructions" or "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Outstanding Notes accepted for exchange in the name(s) of, and return any Outstanding Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company and the Guarantors have no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Outstanding Notes from the name of the holder of Outstanding Notes thereof if the Company does not accept for exchange any of the Outstanding Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Outstanding Notes.

      In order to validly tender Outstanding Notes for exchange, holders of Outstanding Notes must complete, execute and deliver this Letter of Transmittal.

      Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Outstanding Notes is irrevocable.

                                    SIGN HERE

X____________________________________    Date: _________________________________
            SIGNATURE OF OWNER

MUST BE SIGNED BY THE REGISTERED HOLDER(S) OF OUTSTANDING NOTES EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S) REPRESENTING THE OUTSTANDING NOTES OR ON A SECURITY POSITION LISTING OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED OUTSTANDING NOTE HOLDER(S) BY CERTIFICATES AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY TRUSTEES, EXECUTORS, ADMINISTRATORS, GUARDIANS, ATTORNEYS-IN-FACT, OFFICERS OF CORPORATIONS OR OTHERS ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE PROVIDE THE FOLLOWING INFORMATION. (SEE INSTRUCTION 6).

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________
                                     NAME(S)

______________________________________________________________________________
                              CAPACITY (FULL TITLE)

______________________________________________________________________________
                          ADDRESS (INCLUDING ZIP CODE)

______________________________________________________________________________
                         AREA CODE AND TELEPHONE NUMBER

______________________________________________________________________________
                            TAX IDENTIFICATION NUMBER

                            GUARANTEE OF SIGNATURE(S)
         (SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 1)

X_______________________________________   Date:_______________________________
            AUTHORIZED SIGNATURE

______________________________________________________________________________
                                 NAME AND TITLE

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.    GUARANTEE OF SIGNATURES.

      Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution that is an "Eligible Guarantor Institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, and is a member of one of the following recognized Signature Guarantee Programs (each, an "Eligible Institution"):

            (a)   The Securities Transfer Agents Medallion Program (STAMP)

            (b)   The New York Stock Exchange Medallion Signature Program (MSP)

            (c)   The Stock Exchange Medallion Program (SEMP)

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered herewith and such registered holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Outstanding Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OUTSTANDING NOTES; GUARANTEED DELIVERY PROCEDURES.

      This Letter of Transmittal is to be completed by holders of Outstanding Notes (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled "The Exchange Offer - Guaranteed Delivery Procedures." Certificates for all physically tendered Outstanding Notes or any confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date. Holders of Outstanding Notes who elect to tender Outstanding Notes and (i) whose Outstanding Notes are not immediately available, (ii) who cannot deliver the Letter of Transmittal, Outstanding Notes or other required documents to the Exchange Agent prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, may have such tender effected if (a) such tender is made by or through an Eligible Institution, (b) prior to the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of such Outstanding Notes, the certificate number(s) of such Outstanding Notes and the principal amount of Outstanding Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, this Letter of Transmittal (or a manually executed facsimile thereof), properly completed and duly executed, the certificates representing such Outstanding Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent, and (c) a properly completed and duly executed Letter of Transmittal (or a manually executed facsimile thereof) with certificates for all tendered Outstanding Notes, or a Book-Entry Confirmation, and any other documents required by this Letter of Transmittal are received by the Exchange Agent within five New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

      THE METHOD OF DELIVERY OF OUTSTANDING NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF OUTSTANDING NOTES. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR

CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY OUTSTANDING NOTES SHOULD BE SENT TO THE COMPANY.

      No alternative, conditional or contingent tenders will be accepted. All tendering holders of Outstanding Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

3.    INADEQUATE SPACE.

      If the space provided in the box entitled "Description of Outstanding Notes" above is inadequate, the certificate numbers and principal amounts of the Outstanding Notes being tendered should be listed on a separate signed schedule affixed hereto.

4.    WITHDRAWALS.

      A tender of Outstanding Notes may be withdrawn at any time prior to 5:00
p. m. New York City time on the Expiration Date by delivery of a written or an Automated Tender Offer Program electronic transmission notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m. New York City Time on the Expiration Date. To be effective, a notice of withdrawal of Outstanding Notes must (i) specify the name of the person who tendered the Outstanding Notes to be withdrawn (the "Depositor"), (ii) identify the Outstanding Notes to be withdrawn (including the certificate number or numbers and aggregate principal amount of such Outstanding Notes), (iii) be signed by the holder of Outstanding Notes in the same manner as the original signature on the Letter of Transmittal by which such Outstanding Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee under the Indenture register the transfer of such Outstanding Notes into the name of the person withdrawing the tender, (iv) specify the name in which any such Outstanding Notes are to be registered, if different from that of the Depositor, and (v) be received by the Exchange Agent prior to the Expiration Date. Withdrawals of tenders of Outstanding Notes may not be rescinded, and any Outstanding Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer, and no New Notes will be issued with respect thereto unless the Outstanding Notes so withdrawn are validly retendered. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer - Procedures for Tendering Your Original Notes" at any time prior to the Expiration Date.

5.    PARTIAL TENDERS.

      (Not applicable to holders of Outstanding Notes who tender Outstanding Notes by book-entry transfer). Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Outstanding Notes, fill in the principal amount of Outstanding Notes which are tendered for exchange in column (4) of the box entitled "Description of Outstanding Notes" on page 3, as more fully described in the footnotes thereto. In case of a partial tender for exchange, new certificate(s), in fully registered form, for the remainder of the principal amount of the Outstanding Notes, will be sent to the holders of Outstanding Notes unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

6.    SIGNATURES ON THIS LETTER OF TRANSMITTAL, POWERS OF ATTORNEY AND
      ENDORSEMENTS.

      (a) The signature(s) of the holder of Outstanding Notes on this Letter of Transmittal must correspond with the name(s) as written on the face of the Outstanding Notes without alteration, enlargement or any change whatsoever.

      (b) If tendered Outstanding Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      (c) If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations.

      (d) When this Letter of Transmittal is signed by the holder of the Outstanding Notes listed and transmitted hereby, no endorsements of Outstanding Notes or separate powers of attorney are required. If, however, Outstanding Notes not tendered or not accepted are to be issued or returned in the name of a person other than the holder of Outstanding Notes, then the Outstanding Notes transmitted hereby must be endorsed or accompanied by appropriate powers of attorney in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Outstanding Notes appear(s) on the Outstanding Notes. Signatures on such Outstanding Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

      (e) If this Letter of Transmittal or Outstanding Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

      (f) If this Letter of Transmittal is signed by a person other than the registered holder of Outstanding Notes listed, the Outstanding Notes must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name(s) of the registered holder of Outstanding Notes appear(s) on the certificates. Signatures on such Outstanding Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

7.    TRANSFER TAXES.

      Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Outstanding Notes pursuant to the Exchange Offer. If issuance of New Notes is to be made to, or Outstanding Notes not tendered for exchange are to be issued or returned in the name of, any person other than the registered holder of the Outstanding Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes pursuant to the Exchange Offer, and satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of any transfer taxes payable on account of any such transfer will be imposed on and payable by the tendering holder of Outstanding Notes prior to the issuance of the New Notes.

8.    SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

      If the New Notes, or if any Outstanding Notes not tendered for exchange, are to be issued or sent to someone other than the holder of Outstanding Notes or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Outstanding Notes tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not accepted be credited to such account maintained at the Depositary as such holder of Outstanding Notes may designate.

9.    IRREGULARITIES.

      All questions as to the form of documents and the validity, eligibility (including time of receipt), acceptance and withdrawal of Outstanding Notes will be determined by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders for exchange of any particular Outstanding Notes that are not in proper form, or the acceptance of which would, in the opinion of the Company (or its counsel), be unlawful. The Company reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Outstanding Notes. The Company's interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with the Exchange Offer must be cured within such time as the Company shall determine. Neither the Company, the Guarantors, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities in Outstanding Notes tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of Outstanding Notes will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

10.   WAIVER OF CONDITION.

      The Company reserves the absolute right to waive, amend or modify any of the specified conditions described under "The Exchange Offer - Expiration Date; Extensions; Amendments" in the Prospectus in the case of any Outstanding Notes tendered (except as otherwise provided in the Prospectus).

11.   MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES.

      If a holder of Outstanding Notes desires to tender Outstanding Notes pursuant to the Exchange Offer, but any of such Outstanding Notes has been mutilated, lost, stolen or destroyed, such holder of Outstanding Notes should contact the Trustee at the address set forth on the cover of this Letter of Transmittal for further instructions.

12.   REQUESTS FOR INFORMATION OR ADDITIONAL COPIES.

      Requests for information about the procedure for tendering or for withstanding tenders, or for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

      IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) TOGETHER WITH CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

      Each holder of Outstanding Notes must, unless an exemption applies, provide the Exchange Agent with such holder's correct taxpayer identification number on the Substitute Form W-9 below, with the required certifications being made under penalties of perjury. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service in addition to being subject to backup withholding.

      If backup withholding applies, the Company is required to withhold 30% of any payment made to the holder of Outstanding Notes or other payee pursuant to the exchange. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

      Certain holders of Outstanding Notes (including, among others, most corporations and certain foreign individuals) are not subject to these backup withholding requirements with respect to interest payments. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed internal Revenue Service Form W-SBEN, Form W-8ECI or Form W-81MY, as applicable (the terms of which the Exchange Agent will provide upon request), signed under penalty of perjury, attesting to the holder's exempt status. For payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number ("TIN") on Substitute Form W-9 (the "Guidelines") below.

      The holder of Outstanding Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Outstanding Notes. If the Outstanding Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for additional guidance regarding which number to report.

      A holder of Outstanding Notes should consult his or her tax advisor as to his or her qualification for exemption from the backup withholding requirements and the procedure for obtaining an exemption.

              PAYER'S NAME: WELLS FARGO BANK, NATIONAL ASSOCIATION


SUBSTITUTE

FORM W-9

Department of the Treasury
Internal Revenue Service


Payer's Request for Taxpayer                      ______________________________
Identification Number (TIN)                       Social Security Number
                                                  OR
PART 1-PLEASE PROVIDE YOUR TIN                    ______________________________
IN THE BOX AT RIGHT AND CERTIFY                   Employer Identification Number
BY SIGNING AND DATING BELOW.


PART 2-Certification                                           PART 3-
Under penalties of perjury, I certify that:                    Awaiting TIN [ ]

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)   I am a U.S. person

Certification Instructions-You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE_______________________ DATE______________________

NAME_______________________________________________________

ADDRESS____________________________________________________

CITY_____________________ STATE___________ ZIP CODE________




NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A BACKUP WITHHOLDING OF 30% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 30% of all reportable payments made to me thereafter will be withheld until I provide such a number.

Signature:_________________________________  Date:______________________________


FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT 213-614-3349 OR BY FACSIMILE AT 213-614-3355.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. The taxpayer identification number for an individual is the individual's Social Security number. Social Security numbers have nine digits separated by two hyphens: e.g., 000-00-0000. The taxpayer identification number for an entity is the entity's Employer Identification number. Employer Identification numbers have nine digits separated by one hyphen: e.g., 00-0000000. The table below will help determine the number to give the payer.

                                          GIVE THE NAME AND SOCIAL
FOR THIS TYPE OF ACCOUNT:                 SECURITY NUMBER OF -

  1. Individual                           The individual

  2. Two or more individuals              The actual owner of the
     (joint account)                      account or, if combined funds,
                                          the first individual on the
                                          account(1)

  3. Custodian account of a               The minor(2)
     minor (Uniform Gift to
     Minors Act)

  4. a. The usual revocable               The grantor-trustee (1)
        savings trust (grantor
        is also trustee)

     b. So-called trust                   The actual owner(1)
        account that is not a
        legal or valid trust
        under state law

  5. Sole proprietorship                  The owner(3)




                                          GIVE THE NAME AND EMPLOYER
FOR THIS TYPE OF ACCOUNT:                 IDENTIFICATION NUMBER OF -

 6. A valid trust, estate or              The legal entity(4)
    pension trust

 7. Corporate                             The corporation

 8. Association, club,                    The organization
    religious, charitable,
    educational or other
    tax-exempt organization               The broker or nominee

 9. Partnership

 10. A broker or registered               The partnership
     nominee

 11. Account with the                     The public entity
     Department of Agriculture
     in the name of a public
     entity (such as a state
     or local government,
     school district, or
     prison) that receives
     agricultural program
     payments


(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or TIN (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

                  The Exchange Agent for the Exchange Offer is:

                     WELLS FARGO BANK, NATIONAL ASSOCIATION

 By Mail, Hand Delivery or Overnight Courier:     By Facsimile Transmission:

         Wells Fargo Bank, National                    (213) 614-3355
                 Association                      Attention: Corporate Trust
                MAC E2818-176                           Administration
                 17th Floor
             707 Wilshire Blvd.                      Confirm by Telephone
            Los Angeles, CA 90017                      (213) 614-3349


                      FOR INFORMATION CALL: (213) 614-3349